Real Asset Strategies ETF Ticker: RASF

A series portfolio of

ETF Opportunities Trust

PROSPECTUS

December 17, 2020

(as amended and restated on January 15, 2021)

This prospectus describes the Real Asset Strategies ETF. The Real Asset Strategies ETF is authorized to offer one class of shares by this prospectus.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all Fund held with the Fund complex/your financial intermediary.

Principal U.S. Listing Exchange for the Fund: NYSE ARCA

The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – Real Asset Strategies ETF

Investment Objective

The Real Asset Strategies ETF (the “Fund”) seeks to protect against inflation and provide diversification.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors purchasing shares on a national securities exchange, national securities association or over-the-counter trading system where shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.77%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses(2)	0.07%
Total Annual Fund Operating Expenses	0.84%

(1)	Under the Investment Advisory Agreement, Real Asset Strategies, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, distribution fees or expenses under a Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
(2)	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
Real Asset Strategies ETF	$86	$268

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to meet its investment objective by investing in inflation-indexed securities, gold, commodities, and cash instruments.  The Fund’s investments will be the responsibility of the Adviser and Enduring Investments, LLC (the “Sub-Adviser”). The Adviser and Sub-Adviser will work together in building the Fund’s portfolio with the Adviser primarily focusing on overall asset allocation decisions and selection of exchange traded products utilized while the Sub-Adviser will primarily focus on the Fund’s investments allocated by the Adviser to fixed-income securities and commodity related investments. The Fund will obtain its exposure to these asset classes primarily through direct investment in: individual issue inflation-indexed securities; futures contracts linked to commodities or commodities indices and/or gold; non-affiliated exchange traded products (ETPs) that may include but not limited to exchange traded funds (ETFs) and exchange traded notes (ETNs); publicly traded partnerships (PTPs) and Grantor Trusts; other registered investment companies (RICs); qualified publicly traded partnerships (QPTPs); passive foreign investment companies (PFIC); and, short-term cash instruments and money market funds.

The Adviser has developed an investment model that is used to determine the asset allocations for the Fund, but the Adviser does retain discretion.  The Adviser does not anticipate major deviations from the model driven asset allocation process, but such deviations may occur in response to extreme market conditions.  The asset allocation process can only be changed by the Adviser.

The Adviser’s model is quantitative and systematic, utilizing momentum and value factors to identify the different asset classes for investment. Momentum factors typically are reliant upon the continuance of an existing market trend while value factor investing seeks investments that are considered inexpensive. In the most basic terms, the model seeks to determine when an asset class (e.g. gold) is perceived to be attractive from an investment perspective compared to other asset classes given current market conditions. The Fund will typically have some allocation to gold, commodities and inflation-linked bonds and one asset class, including cash, may be favored over another as the model determines appropriate. The Adviser believes an allocation to these assets provides a level of protection during periods of rising and/or high inflation environments. The Adviser believes inflation risk should be considered by investors and protected against.

The Adviser and Sub-Adviser are responsible for determining the timing of trading and the actual securities selected for investment. When selecting ETPs for investment, the Adviser and/or Sub-Adviser will compile a list of ETPs that provide the Fund with the desired asset class exposure and then further analyze the ETPs. The analysis may include, but is not limited to, their underlying cost structure, holdings, investment process, market liquidity, performance, operational and legal issues, diversification, time horizon, and tax related issues. The Adviser and Sub-Adviser will generally sell or reduce its exposure to an investment based on the results of the Adviser’s quantitative model. The Adviser’s quantitative model is generally run once a month, but asset allocations do not necessarily change monthly; however, at times, the Fund’s strategy may result in active and frequent trading of portfolio instruments to achieve its investment objective.

The Adviser, through its quantitative investment model, will actively manage the Fund’s portfolio across the different asset classes with the goal of providing investors with protection against an environment of rising and/or high inflation. The Adviser believes that actively managing the Fund’s exposure to gold, cash, commodities and inflation-linked securities can add value over a static allocation to one or more of these asset classes.

The Fund’s investments in inflation-indexed securities will be primarily issued by the U.S. government, its agencies, or instrumentalities and will be managed by the Sub-Adviser. Inflation-indexed securities (also known as inflation-protected securities) are debt securities whose principal amount is adjusted for inflation, unlike conventional debt securities that make principal and interest payments. These inflation-protected securities will include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. The Sub-Adviser believes that by actively managing the portfolio of inflation protected securities, for example by buying securities it believes are undervalued and selling its positions that it believes are overvalued, it can add value to the portfolio. The Sub-Adviser considers an inflation-protected security to be undervalued when its trading price is below its intrinsic value as determined by the Sub-Adviser and considers such security to be overvalued when its trading price is above its intrinsic value as determined by the Sub-Adviser. When determining an inflation-indexed security’s intrinsic value, the Sub-Adviser considers the timing of the security's cash flows, the values of cash flows associated with that timing, and contingent options associated with aspects of the security’s contractual structure. The Sub-Adviser does not target a specific duration or maturity for the Fund’s inflation-indexed securities and the average duration of the Fund’s portfolio of such securities may vary based on the Sub-Adviser’s outlook on interest rates.

The Fund may invest in futures contracts managed by the Sub-Adviser. Futures contracts are considered “derivative” instruments because their values are based on (“derived from”) the value of an underlying asset, reference rate, index, or some other variable. The Fund may use futures contracts to gain exposure to commodities that include energy related products, metals and agricultural related products. The Adviser believes a portfolio allocated across various types of commodities can have the effect of reducing the Fund’s correlation to traditional equity and bond portfolios, thus providing shareholders with diversification.

The Fund may invest in ETPs. The Adviser believes ETPs may provide an efficient low cost means for the Fund to gain exposure to a particular commodity (e.g. gold) or a basket of commodities as well as inflation-indexed securities. The Adviser believes ETPs can provide the Fund with broad based exposure to commodities and inflation-linked securities consistent with the Fund’s objective of providing diversification and inflation protection.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 as amended (the “1940 Act”), which means it may invest a greater percentage of its assets in a particular issuer.

When managing the Fund’s portfolio, the Adviser will consider whether it is more advantageous to have the Fund invest directly in an asset or invest in the asset indirectly through its wholly-owned subsidiary incorporated in the Cayman Islands (the “Subsidiary”). Factors considered include but are not limited to cost, liquidity, diversification, time horizon, operational and legal considerations, and taxes. The Subsidiary may invest in futures and ETPs that provide exposure to the commodities markets. The level of the Fund’s investments in its Subsidiary will vary based on the use of certain securities whose income may not be treated as qualifying income for purposes of the 90% income requirement (See “Taxation Risk as it Relates to Investments in Subsidiary” for more information). The Fund will limit its investment in the Subsidiary to 25% of its total assets.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Market Risk. The market value of securities owned by the Fund may decline, at times sharply and unpredictably.

Securities Selection Risk. Securities selected by the Adviser/Sub-Adviser may not perform to expectations. This could result in underperformance compared to other funds with similar investment objective.

Asset Allocation Risk. The Fund is also subject to asset allocation risk, which is the chance that the selection of investments, and the allocation of assets to such investments, will cause the Fund to underperform other funds with a similar investment objective.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

●          Trading Issues Risk. Although it is expected that shares of the Fund will remain listed for trading on NYSE ARCA (the “Exchange”), trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable, such as extraordinary market volatility. There can be no assurance that Fund shares will continue to meet the listing requirements of the Exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of the Fund. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those Shares.

●          Market Price Variance Risk. The market prices of shares of the Fund will fluctuate in response to changes in the Fund’s net asset value (“NAV”) and supply and demand for Fund shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Fund shares may trade at a discount to NAV. The market price of Shares may deviate from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the Fund bought or sold.

●          Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●          Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Investment Company Risk. An investment in other investment companies (including other ETPs) is subject to the risks associated with those investment companies, which include, but are not limited to, the risk that such fund’s investment strategy may not produce the intended results; the risk that securities in such fund may underperform in comparison to the general securities markets or other asset classes; and the risk that the fund will be concentrated in a particular issuer, market, industry or sector, and therefore will be especially susceptible to loss due to adverse occurrences affecting that issuer, market, industry or sector. Moreover, the Fund will incur duplicative expenses from such investments, bearing its share of that fund’s expenses while also paying its own advisory fees and trading costs.

Derivatives Risk. Derivatives are instruments, such as futures contracts, whose value is derived from that of other assets, rates, or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Fund uses derivatives, it will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

Leverage Risk. The Fund does not seek leveraged returns but as a result of the Fund’s use of certain derivatives it may create investment leverage. This means that the derivative position may provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivative. As a result, these derivatives may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund.

Issuer Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments.

Investment Strategy Risk. The Fund’s investments in securities that the Adviser believes will perform well in a certain macroeconomic environment may not perform as expected. In addition, the Fund’s investment approach may be out of favor at times, causing it to underperform other portfolios that have a similar investment objective.

Investment Risk. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any investment, you may lose some or all of your investment by investing in the Fund.

ETN Risk. ETNs are senior, unsecured, unsubordinated debt securities of an issuer that are designed to provide returns that are linked to a particular benchmark. ETNs do not provide principal protection and may not make periodic coupon payments. ETNs have a maturity date and generally are backed only by the creditworthiness of the issuer. As a result, ETNs are subject to credit risk, which is the risk that the issuer cannot pay interest or repay principal when it is due.

Fixed Income Risk. The market value of fixed income securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Inflation-Protected Securities Tax Risk. Any increase in the principal amount of an inflation-protected security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund.

Inflation-Protected Securities Interest Rate Risk. Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Generally, if the inflation rate declines, the principal amount of the security will be reduced and, consequently, the amount of interest payable on the security will also be reduced. Because of this inflation adjustment feature, inflation-indexed securities usually have lower yields than conventional fixed-rate bonds. In addition, any increase in the principal amount of an inflation-indexed security is taxable currently as ordinary income, even though the investor does not receive the principal until maturity.

Asset Segregation Risk. The Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to the derivatives in which it invests. Accordingly, the Fund and the Subsidiary will typically maintain a substantial amount of their assets in cash and cash equivalents as required under SEC rules.

Quantitative Model Risk. The risk that investments selected using quantitative models to identify market trends may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Interest Rate Risk. Changes in interest rates can result in losses for fixed-income and other securities. Specifically, for fixed-income securities or fixed-income ETFs, when interest rates rise, the market values of the fixed-income instruments normally decrease. Typically, the longer the maturity or duration of a fixed-income security, the greater the security’s sensitivity to changes in interest rates. Changes in monetary policy, government policy, government spending and inflation may affect the level of interest rates.

Commodity Risk. Investing in physical commodities is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction.

Commodity-Linked Derivative Risk. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. The Fund’s investments in commodities (including precious metals), may be owned through ETFs, Publicly Traded Partnerships (“PTPs”), Grantor Trusts, Passive Foreign Investment Company (“PFICs”), Qualified Publicly Traded Partnerships (QPTPs) and Exchange Traded Notes (“ETNs”), and can experience significant price fluctuations that can have a negative effect on the value of an investor’s shares. These securities may have exposure to underlying commodities through ownership of the actual commodity, or through commodity-linked derivative instruments.

Risk of Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. Price movements of the financial instruments in which the Fund is invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses.

Gold-Related Risk. Investments in instruments tied to the price of gold are considered speculative. The Fund’s investments in instruments tied to the price of gold may fluctuate substantially over short periods of time or subject the Fund to greater volatility than other types of investments due to many factors, such as changes in inflation or inflation expectations, the supply of gold, commercial and industrial demand for gold, purchases or sales of gold by entities such as governments or central banks, other actions by governments such as monetary policy changes or restrictions on ownership, investment speculation, or other economic, financial or political factors. The Fund’s gold-related investments will primarily consist of derivative instruments tied to the price of gold, such as futures or gold-related ETPs.

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid assets involve the risk that the Fund may be unable to sell such assets or sell them at a reasonable price. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Wholly-Owned Subsidiary Risk. The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.

Taxation Risk as it Relates to Investments in Subsidiary. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code although there is no guarantee. To do so the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The Fund intends to hold certain commodity-related investments indirectly, through its Subsidiary. The Fund expects its income with respect to the Subsidiary will be qualifying income. However, there is a risk that the Internal Revenue Service (“IRS”) could issue regulations or other guidance holding, or could assert, that the Fund’s income with respect to the Subsidiary is not qualifying income for purposes of the Fund remaining qualified as a regulated investment company. In such circumstances, the Fund may fail to qualify as a regulated investment company or be required to make changes to its operations, which may affect the Fund's ability to gain investment exposure to commodities. The Fund as well as Fund shareholders may also experience adverse tax consequences in such circumstances, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareholders on such income when distributed as an ordinary dividend. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s total assets are invested in the Subsidiary to ensure compliance with Subchapter M.

High Portfolio Turnover Risk. The Fund’s investment strategies are expected to involve frequent trading which leads to high portfolio turnover. The Fund’s annual portfolio turnover rate may be significantly higher than that of most mutual funds. High rates of portfolio turnover could lower performance of the Fund due to increased trading costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws.

Transaction Cost Risk. Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage and custody charges than those associated with an average equity fund. These transaction costs and high borrowing fees increase the cost of your investment in the Fund.

New Fund Risk. The Fund is a new ETF and has only recently commenced operations. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in the Fund’s shares.

New Adviser/Sub-Adviser Risk. Neither the Adviser nor Sub-Adviser has previously managed an ETF.

Performance History

The Fund does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information, including its current net asset value per share, is available by calling toll-free (833)-653-6550.

Investment Adviser and Sub-Adviser

Real Asset Strategies, LLC (the “Adviser”) is the investment adviser to the Fund.

Enduring Investments, LLC (the “Sub-Adviser”) is the sub-adviser to the Fund for the fixed income and commodities-related investments.

Portfolio Managers

Adviser’s Portfolio Manager: William B. Peterson, President of the Adviser, has served as the Fund’s portfolio manager since its inception.

Sub-Adviser’s Portfolio Manager: Michael Ashton, Managing Principal of the Sub-Adviser, has served as the Fund’s portfolio manager since its inception.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 15,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund’s Shares are listed on the Exchange (i.e., NYSE ARCA). The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s Shares are not redeemable securities.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The Fund seeks to meet its investment objective by investing in inflation indexed-securities, gold, commodities, and cash instruments. The Fund’s strategy is designed to provide investors with an investment option that provides inflation protection and diversification from that of a typical bond and equity portfolio. It is not intended to replace a traditional stock and/or bond portfolio but instead provide diversification to an investor’s overall investment portfolio.

The Fund is actively managed and does not seek to replicate an index. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders. The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means it may invest a greater percentage of its assets in a particular issuer.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund seeks to meet its investment objective by investing in inflation-indexed securities, gold, commodities, and cash instruments.  The Fund’s investments will be the responsibility of the Adviser and (the Sub-Adviser. The Adviser and Sub-Adviser will work together in building the Fund’s portfolio with the Adviser primarily focusing on overall asset allocation decisions and selection of exchange traded products utilized while the Sub-Adviser will primarily focus on the Fund’s investments allocated by the Adviser to fixed-income securities and commodity related investments. The Fund will obtain its exposure to these asset classes primarily through direct investment in: individual issue inflation-indexed securities; futures contracts linked to commodities or commodities indices; non-affiliated exchange traded products (ETPs) that may include but not limited to exchange traded funds (ETFs) and exchange traded notes (ETNs); publicly traded partnerships (PTPs) and Grantor Trusts; other registered investment companies (RICs); qualified publicly traded partnerships (QPTPs); passive foreign investment companies (PFIC); and, short-term cash instruments and money market funds.

The Adviser has developed an investment model that is used to determine the asset allocations for the Fund, but the Adviser does retain discretion.  The Adviser does not anticipate major deviations from the model driven asset allocation process, but such deviations may occur in response to extreme market conditions.  The asset allocation process can only be changed by the Adviser.  The Adviser’s model is quantitative and systematic, utilizing momentum and value factors to identify the different asset classes for investment. Momentum factors typically are reliant upon the continuance of an existing market trend while value factor investing seeks investments that are considered inexpensive. In the most basic terms, the model seeks to determine when an asset class (e.g. gold) is perceived to be attractive from an investment perspective compared to other asset classes given current market conditions. The Fund will typically have some allocation to gold, commodities and inflation-linked bonds and one asset class, including cash, may be favored over another as the model determines appropriate The Adviser believes an allocation to these assets provides a level of protection during periods of rising and/or high inflation environments. Inflation is a risk the Adviser believes investors should consider and protected against.

The Adviser and Sub-Adviser are responsible for determining the timing of trading and the actual securities selected for investment as it relates to the assets they manage. When selecting ETPs for investment, the Adviser and/or Sub-Adviser will first compile a list of ETPs that provide the Fund with the desired asset class exposure and then further analyze the ETPs. The analysis may include, but is not limited to, their underlying cost structure, holdings, investment process, market liquidity, performance, operational and legal issues, diversification, time horizon, and tax related issues. The Adviser and Sub-Adviser will generally sell or reduce its exposure to an investment based on the results of the Adviser’s quantitative model. The Adviser’s quantitative models are generally run once a month, but asset allocations do not necessarily change monthly; however, at times, the Fund’s strategy may result in active and frequent trading of portfolio instruments to achieve its investment objective.

The Fund’s investments in inflation-indexed securities will be primarily issued by the U.S. government, its agencies, or instrumentalities and will be managed by the Sub-Adviser. Inflation-indexed securities (also known as inflation-protected securities) are debt securities whose principal amount is adjusted for inflation, unlike conventional debt securities that make principal and interest payments. These inflation-protected securities will include TIPS. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage of the inflation-adjusted principal amount. The Sub-Adviser believes that by actively managing the portfolio of inflation-protected securities, for example by buying securities it believes are undervalued and selling its positions that it believes are overvalued, it can add value to the portfolio. The Sub-Adviser considers an inflation-protected security to be undervalued when its trading price is below its intrinsic value as determined by the Sub-Adviser and considers such security to be overvalued when its trading price is above its intrinsic value as determined by the Sub-Adviser. When determining an inflation-indexed security’s intrinsic value, the Sub-Adviser considers the timing of the security's cash flows, the values of cash flows associated with that timing, and contingent options associated with aspects of the security’s contractual structure. The Sub-Adviser does not target a specific duration or maturity for the Fund’s inflation-indexed securities and the average duration of the Fund’s portfolio of such securities may vary based on the Sub-Adviser’s outlook on interest rates. For example, the Sub-Adviser may extend the Fund’s duration in such securities during a period where interest rates appear to be flat or decreasing.  Modified duration is the measure of a bond’s or fixed-income portfolio’s sensitivity to changes in interest rates.  If the Fund’s portfolio of inflation-index securities had a modified duration of 8 and interest rates increase by 1% the Fund’s portfolio of such securities would drop in value by approximately 8%.

The Fund may invest in futures contracts and ETPS. The Fund may use futures contracts and ETPs to gain exposure to commodities. The Adviser believes ETPS can provide an efficient means to gain exposure to a particular commodity (e.g. gold) or a basket of commodities as well as inflation-indexed securities. The Adviser believes a portfolio allocated across various types of commodities (through futures contracts and/or ETPs) can have the effect of reducing the Fund’s correlation to traditional equity and bond portfolios, thus providing shareholders with diversification and the potential for protection against rising inflation.

When managing the Fund’s portfolio, the Adviser will consider whether it is more advantageous to have the Fund invest directly in an asset or invest in the asset indirectly through the Subsidiary. The Fund will limit its investment in the Subsidiary to 25% of its total assets. Factors considered include but are not limited to cost, liquidity, diversification, time horizon, operational and legal considerations, and taxes. The Subsidiary may invest in futures and ETPs that provide exposure to the commodities markets. The Sub-Adviser will be responsible for managing the Subsidiary’s investments. The level of the Fund’s investments in its Subsidiary will vary based on the use of certain securities whose income may not be treated as qualifying income for purposes of the 90% income requirement.

Investments in Subsidiary – The investments made by the Subsidiary are considered part of the Fund’s portfolio. By investing in the Subsidiary, the Fund can obtain greater exposure to the commodities markets while maintaining compliance with federal taxation requirements applicable to investment companies. The Subsidiary may also hold investments used to collateralize the Fund’s portfolio.  The Fund will limit its investment in the Subsidiary to 25% of its total assets, but because commodity futures contracts held in the Subsidiary have the effect of economic leverage, the gross notional value of those contracts may exceed 25% of the Fund’s total assets. Because the Fund may invest a substantial portion of its assets (up to 25% of its total assets) in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary. For that reason, references to the Fund in this Prospectus may also include the Subsidiary. The Subsidiary will be subject to the same investment strategies and restrictions, including the fundamental policies proscribed by Section 8 of the 1940 Act, but excluding the Subsidiary’s investments in commodities markets, and the Subsidiary will be subject to the same compliance policies and procedures as the Fund. To the extent the Subsidiary invests in derivative instruments, it will comply with the provisions of the 1940 Act governing capital structure and leverage (Section 18 of the 1940 Act) on an aggregate basis with the Fund. The Subsidiary will comply with the 1940 Act provisions governing affiliated transactions and custody of assets. The Subsidiary is advised by the Sub-Adviser, and the Sub-Adviser will comply with Section 15 of the 1940 Act, relating to the review and approval of advisory contracts. The Fund is and will continue to be the sole shareholder of the Subsidiary. For purposes of production of the Fund’s financial statements, the Subsidiary’s operations will be consolidated with those of the Fund.

ADDITIONAL INFORMATION ABOUT RISK

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Principal Risks

Market Risk. The market value of securities owned by the Fund may decline, at times sharply and unpredictably. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund may invest.

Asset Allocation Risk. The Fund is also subject to asset allocation risk, which is the chance that the selection of investments, and the allocation of assets to such investments, will cause the Fund to underperform other funds with a similar investment objective. The performance and risks of the Fund will directly correspond to the performance and risks of the assets it invests in. The allocation of the Fund’s assets among the various asset classes could cause the Fund to underperform relative to other funds with a similar investment objective. The Fund’s overall risk is increased to the extent the Fund invests in assets that carry greater risks, and any decisions to underweight or overweight particular asset classes as dictated by the Adviser’s quantitative models could fail to produce the intended results and cause the Fund to underperform similarly managed funds.

Securities Selection Risk. Securities selected by Fund may not perform to expectations. This could result in underperformance by the Fund’s portfolio compared to other portfolios with similar investment objectives. The Fund’s overall exposure to certain asset classes may limit its potential for appreciation when other investment styles are in favor.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

●          Trading Issues Risk. Although it is expected that shares of the Fund will remain listed for trading on the Exchange, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares of the Fund will continue to meet the listing requirements of the Exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of the Fund. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those Shares.

●          Market Price Variance Risk. The market prices of shares of the Fund will fluctuate in response to changes in NAV and supply and demand for Fund shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of the Fund may trade at a discount to NAV. The market price of Fund shares may deviate from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the Fund bought or sold.

●          Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●          Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Investment Company Risk. An investment in other investment companies (including other ETFs) is subject to the risks associated with those investment companies, which include, but are not limited to, the risk that such fund’s investment strategy may not produce the intended results; the risk that securities in such fund may underperform in comparison to the general securities markets or other asset classes; and the risk that the fund will be concentrated in a particular issuer, market, industry or sector, and therefore will be especially susceptible to loss due to adverse occurrences affecting that issuer, market, industry or sector. Moreover, the Fund will incur duplicative expenses from such investments, bearing its share of that fund’s expenses while also paying its own advisory and trading costs. The Fund’s investments in ETFs entail certain risks. For example, investments in ETFs designed to track an index involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. This deviation may occur due to cash inflows and outflows from and to investors buying and redeeming shares or due to occasional differences between the composition of the index and the securities held by the ETF. In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares. Although ETFs will generally trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances.

Derivatives Risk. Derivatives are instruments, such as futures contracts, whose value is derived from that of other assets, rates, or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Fund uses derivatives, it will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. When investing in derivatives the Fund may be required to segregate liquid assets which could result in the Fund having to sell portfolio holdings to meet these segregation requirements at inopportune times. In addition, there is the possibility that segregation involving a large percentage of the Fund’s assets could impede portfolio management.

Leverage Risk. The Fund does not seek leveraged returns but the Fund’s use of certain derivatives may create investment leverage. This means that the derivative position may provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivative. As a result, these derivatives may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. The NAV of the Fund while employing leverage will be more volatile and sensitive to market movements.

Issuer Non-Diversification Risk. The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified portfolio. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers and may experience increased volatility. In addition, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than a diversified fund.

Investment Strategy Risk. The Fund’s investments in securities that the Adviser or Sub-Adviser believes will perform well in a certain macroeconomic environment may not perform as expected. In addition, the Fund’s investment approach may be out of favor at times, causing it to underperform other portfolios that have a similar investment objective.

Investment Risk. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any investment, you may lose some or all of your investment by investing in the Fund.

Exchange Traded Notes (“ETN”) Risks. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees and traded on an exchange (e.g., the New York Stock Exchange). Investments in ETNs are subject to market risk, tracking error risk, credit risk, liquidity risk and tax risk. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

Fixed Income Risk. The market value of fixed income securities will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interests payments when they are due. There is also the risk that the securities could lose value because of loss of confidence in the ability of the bond issuer to pay back debt.

Inflation-Protected Securities Tax Risk. Any increase in the principal amount of an inflation-protected security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual gross distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling its investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed security held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.

Inflation-Protected Securities Interest Rate Risk. Inflation-protected securities may react differently from other fixed income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities is anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, if the inflation rate declines, the principal amount of the security will be reduced and, consequently, the amount of interest payable on the security will also be reduced. Because of this inflation adjustment feature, inflation-indexed securities usually have lower yields than conventional fixed-rate bonds. In addition, any increase in the principal amount of an inflation-indexed security is taxable currently as ordinary income, even though the investor does not receive the principal until maturity

Asset Segregation Risk. The Fund must segregate liquid assets, or engage in other measures, to “cover” open positions with respect to the derivatives in which it invests. Accordingly, the Fund and the Subsidiary will typically maintain a substantial amount of their assets in cash and cash equivalents as required under SEC rules.

Quantitative Model Risk. The risk that investments selected using quantitative models to identify market trends may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market. The models used to manage the Fund rely on market data inputs. If these inputs are not correctly input, the results of the model will be incorrect. However, even if market data is input correctly, it does not mean the Fund will necessarily achieve positive returns.

Interest Rate Risk. Changes in interest rates can result in losses for fixed-income and other securities. Specifically, for fixed-income securities or fixed-income ETFs, when interest rates rise, the market values of the fixed-income instruments normally decrease. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity date. The Fund would then be forced to invest the proceeds at lower interest rates, resulting in a decline of its income. Typically, the longer the maturity or duration of a fixed-income security, the greater the security’s sensitivity to changes in interest rates. Changes in monetary policy, government policy, government spending and inflation may affect the level of interest rates. The Fund may lose money if short-term or long-term interest rates change in a manner not expected by the Adviser.

Commodity Risk. Investing in physical commodities is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; currency exchange rate fluctuations; and monetary and other governmental policies, action and inaction. For example, the metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts for such commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in that industry may have a disproportionate effect on global demand for a particular commodity. Developing nations, such as China, may be oversized users of commodities and thus influence the prices of such commodities.

Commodity-Linked Derivative Risk. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. The Fund’s investments in commodities (including precious metals), may be owned through ETFs, Publicly Traded Partnerships (“PTPs”), Grantor Trusts, Passive Foreign Investment Company (“PFICs”), Qualified Publicly Traded Partnerships (QPTPs) and Exchange Traded Notes (“ETNs”), and can experience significant price fluctuations that can have a negative effect on the value of an investor’s shares. These securities may have exposure to underlying commodities through ownership of the actual commodity, or through commodity-linked derivative instruments. The commodities linked derivative instruments in which the Fund invests may be more volatile than many other types of financial instruments and may subject the Fund to special risks that do not apply to all derivatives transactions. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price. The Fund’s ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Gold-Related Risk. Investments in instruments tied to the price of gold are considered speculative. The Fund’s investments in instruments tied to the price of gold may fluctuate substantially over short periods of time or subject the Fund to greater volatility than other types of investments due to many factors, such as changes in inflation or inflation expectations, the supply of gold, commercial and industrial demand for gold, purchases or sales of gold by entities such as governments or central banks, other actions by governments such as monetary policy changes or restrictions on ownership, investment speculation, or other economic, financial or political factors. Moreover, the majority of gold producers are located in a limited number of countries, and economic, political or other factors affecting one or more major sources of gold may have substantial effects on gold prices. The Fund’s gold-related investments will primarily consist of derivative instruments tied to the price of gold, such as futures or gold-related funds. In addition, a significant portion of the world’s gold reserves are held by governments, central banks and related institutions. The production, purchase and sale of gold by governments or central banks or other larger holders can be negatively affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant adverse impact on the supply and price of gold. Additionally, the United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. The price of gold also can be significantly adversely affected by events relating to international political developments, the success of exploration projects, commodity prices, tax and government regulations and intervention (including government restrictions on private ownership of gold and mining land), changes expectations regarding inflation in various countries and investment speculation.

Risk of Highly Volatile Markets. The prices of financial instruments in which the Fund may invest can be highly volatile. Price movements of the financial instruments in which the Fund is invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses.

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in illiquid assets involve the risk that the Fund may be unable to sell such assets or sell them at a reasonable price. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses. During periods of reduced market liquidity, the spread between the price at which a security can be bought and the price at which it can be sold can widen, and the Fund may not be able to sell a holding readily at a price that reflects what the Fund believes it should be worth. Securities with lower overall liquidity can also become more difficult to value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional broker-dealers to make a market in the securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where selling activity from certain investors may be higher than normal, potentially causing increased supply in the market.

Wholly-Owned Subsidiary Risk. The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.

Taxation Risk as it Relates to Investments in Subsidiary. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code although there is no guarantee. To do so the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The Fund intends to hold certain commodity-related investments indirectly, through its Subsidiary. The Fund expects its income with respect to the Subsidiary will be qualifying income. However, there is a risk that the Internal Revenue Service (“IRS”) could issue regulations or other guidance holding, or could assert, that the Fund’s income with respect to the Subsidiary is not qualifying income for purposes of the Fund remaining qualified as a regulated investment company. In such circumstances, the Fund may fail to qualify as a regulated investment company or be required to make changes to its operations, which may affect the Fund's ability to gain investment exposure to commodities. The Fund as well as Fund shareholders may also experience adverse tax consequences in such circumstances, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareholders on such income when distributed as an ordinary dividend. The Fund has secured an opinion of counsel based on customary representations that actual distributions made to the Fund by the Subsidiary should be treated as “qualifying income”. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Adviser will carefully monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s total assets are invested in the Subsidiary to ensure compliance with Subchapter M. Changes in the tax laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Subsidiary and the Fund and its shareholders.

High Portfolio Turnover Risk. The Fund’s investment strategies are expected to involve frequent trading which leads to high portfolio turnover. The Fund’s annual portfolio turnover rate may be significantly higher than that of most funds. High rates of portfolio turnover could lower performance of the Fund due to increased trading costs and may result in the realization of capital gains. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of investment performance. Mutual funds are required to distribute their net realized capital gains annually under federal tax laws.

Transaction Cost Risk. Transaction costs refer to the charges that are associated with buying and selling securities for the Fund. As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage and custody charges than those associated with an average equity fund. These transaction costs and high borrowing fees increase the cost of your investment in the Fund.

New Fund Risk. The Fund is a new ETF and has only recently commenced operations. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case it could ultimately liquidate. The Fund’s distributor does not maintain a secondary market in the Fund’s shares.

New Adviser/Sub-Adviser Risk. Neither the Adviser nor Sub-Adviser has previously managed an ETF.

Other Risks for the Fund

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser and/or the Fund’s other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and their shareholders. While the Fund have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invest.

Health Crisis Risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus, was first detected in China in December 2019 and spread globally. As of the date of this prospectus, this outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. These types of market disruptions may adversely impact the Fund’s investments, including impairing hedging activity to the extent the Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in those markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be determined with any certainty.

In the past, governmental and quasigovernmental authorities and regulators throughout the world have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.

The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers rely and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries or globally.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities.  These short-term debt securities include: money market mutual funds, treasury bills, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When the Fund takes such a position, it may not achieve its investment objective. It is expected that such a defensive change will be rare.

MANAGEMENT

The Investment Adviser. Real Asset Strategies, LLC (the “Adviser”), 5775 Wayzata Boulevard, Suite 700, St. Louis Park, MN 55416, is the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a limited liability company and was organized in Minnesota.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, distribution fees or expenses under a Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser also furnishes the Fund with office space and certain administrative services. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets at the rate of 0.77%. Subject to the authority of the Board, the Adviser also provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Adviser is also responsible for oversight of the Sub-Adviser.

The Sub-Adviser. The Adviser has retained Enduring Investments, LLC (the “Sub-Adviser”) to serve as sub-adviser for the Fund. The Sub-Adviser is responsible for the day-to-day management of the Fund’s fixed-income and commodity related investments. In addition, the Sub-Adviser is subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) with respect to the Subsidiary under the Commodity Exchange Act. The Sub-Adviser is also registered as a Commodity Trading Advisor with CFTC. The Sub-Adviser, which has its principal office at 12 Ironwood Road, Morristown, NJ 07960, was formed in 2008 and provides investment advisory, investment research, and portfolio construction services. For its services, the Sub-Adviser is paid a sub-advisory fee by the Adviser. For the services it provides for the Fund, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser.

A discussion regarding the basis for the Board approving the Investment Advisory Agreement and Sub-Advisory Agreement for the Fund will be available in the Fund’s semi-annual report for the period ending April 30, 2021, once that report is produced.

The Portfolio Managers

Adviser Portfolio Manager – William B. Peterson will be a portfolio manager of the Fund. He has 27 years of experience in the financial services industry. Mr. Peterson, CFA, has operated Real Asset Strategies, LLC as owner and Principal since May 2019. He previously worked as Senior Vice President with the Leuthold Group from June 2007 – May 2019, where he was involved in institutional investment management marketing, sales, and client and consultant relations. Mr. Peterson started his financial career in 1989 at Met Life. In 1993 he worked at a commodity trading firm in Minneapolis, worked on a mortgage trading desk then went to First Trust (USBank) in sales and client servicing roles in its institutional trust area. Bill moved to American Express (Ameriprise) in 2001, Genworth Financial in 2005 and The Leuthold Group in 2007. He has a B.A. from Carleton College in Economics, and MBA from the University of Minnesota in Strategic Financial Management.

Sub-Adviser Portfolio Manager – Michael Ashton will be a portfolio manager of the Fund. Mr. Ashton has 30 years of experience in the financial services industry. He is the founder and a Managing Principal of the Sub-Adviser. Mr. Ashton also serves as the Director of Research and Portfolio Manager at the Adviser since inception. In his roles at the Adviser, he is responsible for maintaining the investment models used by the Adviser that determine the asset allocations for the Fund. Prior to founding Enduring, Mr. Ashton worked in research, sales and trading for several large investment banks including Bankers Trust, Barclays Capital, and J.P. Morgan. Since 2003, when he traded the first interbank U.S. CPI swaps, and 2004 when he was the lead market maker for the CME’s CPI Futures contract, he has played an integral role in developing new instruments and methods for accessing and hedging various inflation exposures.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager’’, and the portfolio managers’ ownership in the Fund.

The Trust

The Fund is a series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Fund according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. Complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants may acquire shares directly from the Fund, and Authorized Participants may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 15,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund anticipates regularly meeting redemption requests primarily through cash redemptions. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. However, the Fund reserves the right to pay all or portion of the redemption proceeds to an AP in kind.

The Fund may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The approximate value of shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for shares and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the shares, and the Fund do not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. However, similar to a conventional mutual fund, the Fund expects to typically satisfy redemptions in cash. This may result in the Fund selling portfolio securities to obtain cash to meet net fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-	A Fund makes distributions,
-	You sell your shares listed on the Exchange, and
-	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses affect the Fund’s performance.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Fund’s administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

Citi Fund Services Ohio, Inc. (“Citi”) serves as the Fund’s fund accountant and transfer agent, and it provides certain other services to the Fund not provided by the Administrator. Citi is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional exchange traded funds and mutual funds.

Citibank, N.A., serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a Secondary Market in shares.

Practus, LLP services as legal counsel to the Trust and the Fund.

Cohen & Company, Ltd., serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund will be available at www.rasetf.com.

Householding

To reduce expenses, the Fund will mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at (833)-653-6550 on days the Fund are open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund, as of the date of this Prospectus, have not yet completed an initial fiscal period, no financial highlights are available. In the future, financial highlights will be presented in this section of the Prospectus.

FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

The Fund’s annual and semi-annual reports will contain more information about the Funds. The Fund’s annual report will contain a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund’s Statement of Additional Information (the "SAI") dated December 17, 2020, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to ETF Opportunities Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (833)-653-6550. The Fund’s annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at www.rasetf.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)

31